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                                                                   EXHIBIT 10.09

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made as of the 14th day of April, 1999, by and between Entertainment Universe, Inc., a California corporation (the "Assignor"), and Motorcycle Centers of America, Inc., a Nevada corporation (the "Assignee").

      WHEREAS, in connection with an offering of the Series A 6% Convertible Preferred Stock of Assignor to certain investors (the "Investors"), the Assignor entered into those certain Registration Rights Agreements, by and between Assignor and each Investor (collectively, the "Registration Right Agreements"), and those certain Irrevocable Instructions to Transfer Agent among Assignor, each Investor and Corporate Stock Transfer, Inc. (collectively, the "Irrevocable Instructions"); and

      WHEREAS, Assignor and Assignee entered into that certain Agreement and Plan of Reorganization pursuant to which Assignor exchanged all of its capital stock for the capital stock of Assignee (the "Exchange");

      WHEREAS, in connection with the Exchange, Assignor desires to assign and transfer all of its rights, title, and interest in and to the Registration Rights Agreements and the Irrevocable Instructions to Assignee, and Assignee desires to accept said assignment and transfer upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the covenants and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

      1. Assignment. Assignor hereby assigns and transfers to Assignee any and all of Assignor's right, title and interest in and to the Registration Rights Agreements and the Irrevocable Instructions.

      2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment and transfer, and assumes and agrees to keep, perform and be bound by all of the terms, covenants, conditions and obligations which are required to be performed by Assignee under or in connection with the Registration Rights Agreements and the Irrevocable Instructions.

      3. Successors and Assigns. This Assignment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, their successors in interest, administrators, legal representatives and permitted assigns.
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      4. Governing Law. This Assignment has been negotiated in, and shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to its conflicts of law principals.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.


                                          ASSIGNOR:

                                          ENTERTAINMENT UNIVERSE, INC., a
                                          California corporation

                                          By: /s/ Brad Greenspan
                                              ----------------------------------
                                              Brad Greenspan, President


                                          ASSIGNEE:

                                          MOTORCYCLE CENTERS OF AMERICA, INC.,
                                          a Nevada corporation

                                          By: /s/ Brad Greenspan
                                              ----------------------------------
                                              Brad Greenspan, President